Exhibit 99.1

For further information contact:

Investor Relations:

James Shields

901.597.6839

James.Shields@servicemaster.com

Media:

Peter Tosches

901.597.8449

Peter.Tosches@servicemaster.com

ServiceMaster Announces CFO Transition;

Reaffirms 2016 Full-Year Guidance

ServiceMaster Chief Financial Officer Alan Haughie to retire in March;

Anthony DiLucente joining company as successor

Company to announce fourth-quarter and full-year 2016 results on February 23, 2017

MEMPHIS, Tenn. (Jan. 18, 2017) – ServiceMaster Global Holdings, Inc. (NYSE: SERV), a leading provider of essential residential and commercial services, today announced that Alan Haughie, its senior vice president and chief financial officer, will retire from the company in March. He’ll be succeeded by Anthony (Tony) DiLucente, a highly successful financial executive with extensive global and operational experience, who will assume the role upon Haughie’s departure.

The company noted that while DiLucente will begin with the company immediately, Haughie will remain in his current role with ServiceMaster through the reporting of its financial results for the quarter and year ended December 31, 2016 and the filing of its annual report for 2016.

Haughie joined ServiceMaster in Sept. 2013 and was instrumental in successfully leading the company through several milestone events, including the spinoff of its TruGreen business in Jan. 2014; ServiceMaster’s initial public offering in June 2014; and the $2.4 billion in refinancing completed in November.

“I want to thank Alan for his many contributions during his time at ServiceMaster,” said ServiceMaster CEO Rob Gillette. “His dedication to achieving business results by investing in growth and improving the customer experience has been a significant part of ServiceMaster’s success over the past three years.”

DiLucente comes to ServiceMaster from HDT Global, a comprehensive provider of mobility solutions for military and government applications, where he served as executive vice president and chief financial officer since 2011. DiLucente’s strong financial management background also includes executive positions with Honeywell International, Johns Manville and Masonite Inc.

“Tony brings a strong background in financial management and operational expertise in a broad range of industries and companies,” said Gillette. “He has a track record of driving business growth, rigorous financial management and process improvement. We’re excited to have him join the ServiceMaster team.”

“I’ve thoroughly enjoyed my time with Rob and the great team at ServiceMaster, but the time is right for me to pursue other interests,” said Haughie. “The company has improved in so many ways throughout the past few years, particularly with its unwavering focus on customer satisfaction. I look forward to watching its continued success.”

Full-Year 2016 Outlook

The company also reaffirmed its full-year 2016 outlook previously provided in its third-quarter 2016 earnings release on Oct. 25, 2016.

Fourth-Quarter and Full-Year 2016 Earnings Conference Call

The company will discuss its fourth-quarter and full-year 2016 financial and operating results during a conference call at 8 a.m. central time (9 a.m. eastern time), February 23, 2017. To participate on the conference call, interested parties should call 888.612.1053 (or international participants, 303.223.2694). Additionally, the conference call will be available via webcast. A slide presentation highlighting the company’s results will also be available. To participate via webcast and view the slide presentation, visit the company’s investor relations home page. The call will be available for replay until March 25, 2017. To access the replay of this call, please call 800.633.8284 and enter reservation number 21842769 (international participants: 402.977.9140, reservation number 21842769. You may also review the webcast on the company’s investor relations home page.

About ServiceMaster

ServiceMaster (NYSE: SERV) solves the homeowner’s dilemma. Every day, we visit more than 75,000 homes and businesses through our extensive service network of expert professionals. Technology powers our trusted experts to engage with customers so they can order, buy and receive services when, where and how they want them. Our well-recognized brands include American Home Shield (home warranties), AmeriSpec (home inspections), Furniture Medic (furniture repair), Merry Maids (residential cleaning), ServiceMaster Clean (janitorial), ServiceMaster Restore (disaster restoration) and Terminix (termite and pest control). Like, follow or visit us at facebook.com/ServiceMaster,  linkedin.com/ServiceMaster,  twitter.com/ServiceMaster or servicemaster.com.

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